PURCHASE AGREEMENT

                                                                    May __, 1996

MicroFrame, Inc.

Edison, New Jersey

Re: Purchase of Units

Gentlemen:

1. The undersigned subscriber ("Subscriber") has reviewed the most recent proxy statement and the most recent report on Form 10-KSB of MicroFrame, Inc. (the "Company") and all reports on Form 10-QSB and 8-K since such report on Form 10-KSB. Subscriber has been given access to all exhibits referred to in these reports, and it has had the opportunity to discuss the Company's affairs with the Company's officers. The Company represents and warrants to the Subscriber that all such filings and exhibits thereto are correct and accurate in all material respects and state all facts necessary to make not misleading such filings and exhibits thereto.

2. At a closing to occur concurrently herewith at the offices of the Company or of its counsel (the "Closing"), the Company will sell to Subscriber the number of Units set forth below, and Subscriber will purchase such Units from the Company, at a cash purchase price per unit equal to $1.25. The purchase price shall be paid by immediately available funds.

3. Each Unit consists of one share of Common Stock (a "Share"), one Class A Warrant to purchase one share of Common Stock, and one Class B Warrant to purchase one share of Common Stock. The Class A and the Class B Warrants are in the form of an Exhibit to this Agreement and are collectively referred to as the "Warrants." The Shares of Common Stock which may be acquired upon exercise of the Warrants are referred to herein as the "Underlying Shares." The Units, the Shares, and the Underlying Shares are collectively referred to herein as the "Securities."

4. (a) Subscriber represents and warrants that it is purchasing the Units solely for investment solely for its own account and not with a view to or for the resale or distribution thereof except as permitted under the registration statements referred to below.

         (b) Subscriber understands that it may sell or otherwise transfer the Securities only if the Securities are duly registered under the Securities Act of 1933, as amended (the "Securities Act") and registered or qualified in every applicable state or other jurisdiction, or if Subscriber shall have received the favorable opinion of counsel to the Subscriber, which opinion of counsel shall be satisfactory to counsel to the Company, to the effect that such sale or other transfer may be made in the absence of registration under the Securities Act and registration or qualification in every applicable state or other jurisdiction. The certificates representing the Securities will be legended to


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reflect  these  restrictions,   and  stop  transfer   instructions  will  apply.
Subscriber realizes that the Securities are not a liquid investment.

5.      (a)   Not later than 60 days after the Closing, the Company will at its expense file one registration statement on Form S-3 (or, if Form S-3 is not available, on Form S-1) with respect to the Shares and the Underlying Shares. The Company shall use its best efforts to cause such registration statement to become effective not later than 90 days after the date of such request, and to remain effective for four years, or if earlier, either until all Shares and Underlying Shares have been sold under the registration statement or Rule 144 or any similar rule is available for the sale of all Shares and Underlying Shares. The Company represents and warrants that it is now eligible to file registration statements on Form S-3 for secondary offerings.

         (b) To the extent not already registered under paragraph (a) above, Subscriber shall also be entitled at the Company's expense to include the Shares and the Underlying Shares in any one or more registration statements (other than on Form S-4 or S-8) which the Company files under the Securities Act at any time after the Closing. The Company shall give to the Subscriber not less than 20 days' prior written notice of any prospective filing of any registration statement aforesaid. In the case of underwritten offerings, registration under this Section (b) shall be limited to that number of Shares and Underlying Shares as in the good faith opinion of the underwriter can be sold without materially and adversely affecting the Company's underwriting. In the event of any underwritten offering in which Subscriber elects to participate, Subscriber shall agree to be bound by the Underwriting Agreement and all documents contemplated thereunder.

         (c) The Company shall not be obligated to pay Subscriber's underwriting discounts or the fees of Subscriber's personal counsel.

         (d) All registrations shall be accompanied by blue sky clearances in New York, New Jersey and such other States as Subscriber may reasonably request.

         (e) The Company shall supply Subscriber with a reasonable number of copies of all registration materials and prospectuses. The Company and Subscriber shall execute and deliver to each other and to any underwriters indemnity agreements which are conventional in registered offerings of this type in connection with the transfer of the Securities purchased hereunder.

         (f) Subscriber may assign its registration rights in connection with the transfer of the Securities purchased hereunder.

6. (a) Subscriber has not relied upon the advice of a "Purchaser Representative" (as defined in Regulation D of the Securities Act) in evaluating the risks and merits of this investment. Subscriber has the knowledge and experience to evaluate the Company and the Shares and the risk and merits relating thereto.

         (b) Subscriber acknowledges that Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated pursuant to the Securities Act of 1933, as amended ("Accredited Investor"), and shall be such on the date any Underlying Shares are issued to the holder; Subscriber's individual net worth, in the case of and individual only, exceeds $1,000,000; and in the case of non-individual subscribers, all of its equity owners or holders are Accredited Investors; Subscriber acknowledges that Subscriber is able to bear the economic risk of losing Subscriber's entire investment in the Units and understands that an investment in the Company involves substantial risks; Subscriber has the power and authority to enter into this agreement, and the execution and delivery of, and performance under this agreement has been approved by all necessary corporate action and shall not conflict with any rule, regulation, judgment or agreement applicable to the Subscriber.

         (c)      Except as  disclosed  to  the Company  prior to  the  Closing,
Subscriber  does  not  have  any  agreement  or  understanding  with  any  other subscriber for Units, and is acting independently with regard to its subscription for purchase and ownership of the Units.

         (d) Subscriber's current intent is to acquire the Units for investment and not with a view to taking any of the actions described in Items 4(a) through 4(j) of Schedule 13D, and, if applicable to Subscriber, Subscriber will duly file a true, accurate and complete form of report on Form 13-D pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended.

7.       This Agreement  may  not  be changed  or terminated  except  by written
agreement.   It  shall  be  binding  on  the  parties  and  on  their   personal
representatives and permitted assigns.

8. This Agreement shall be governed by the internal laws of the State of New Jersey.

9. Each party hereto shall be responsible for its own expenses with regard to this Agreement.

Subscriber:

_______________________________________


Type or Print Name: ___________________

Address: ______________________________

Number of Units: ______________________

AGREED:

MICROFRAME, INC.

By: ___________________________________

This Warrant and the Common Stock issuable on exercise of this Warrant (the "Underlying Shares") may be transferred, sold, assigned or hypothecated, only if registered by the Company under the Securities Act of 1933 (the "Act") and if registered or qualified in every applicable state or other jurisdiction, or if the Company has received the favorable opinion of counsel to the Holder, which opinion and counsel shall be satisfactory to the counsel to the Company, to the effect that such registration or qualification of the Warrant or the Underlying Shares is not necessary in connection with such transfer, sale, assignment or hypothecation.

                                MICROFRAME, INC.

                                [CLASS A WARRANT]

                                [CLASS B WARRANT]

                           DATED: as of _____________

Number of Shares:

Holder:

Address:

________________________________________

THIS CERTIFIES THAT the Holder is entitled to purchase from MicroFrame, Inc., a New Jersey corporation (hereinafter called the "Company"), at [$1.50 per share for Class A] [$2.00 per share for Class B] the number of shares of the Company's common stock set forth above ("Common Stock").

1. (a) All rights granted under this Warrant shall expire at 5:00 p.m., New York City time, on [the fourth anniversary of the date of grant], and no such shares of Common Stock may be acquired under this Warrant from and after such date.

2. This Warrant and the Common Stock issuable on exercise of this Warrant (the "Underlying Shares") may be transferred, sold, assigned or hypothecated, only if registered by the Company under the Act and registered and qualified in every applicable state or other jurisdiction or if the Company has received the favorable opinion of counsel to the holder, which opinion and counsel shall be satisfactory to counsel to the Company, to the effect that registration of the Warrant or the Underlying Shares and registration and qualification in every applicable state is not necessary in connection with such transfer, sale, assignment or hypothecation. The Underlying Shares shall be appropriately legended to reflect this restriction and stop transfer instructions shall apply. The restriction on transfer contained in this Section shall apply to all successive transfers.

3. The Common Stock underlying this Warrant is entitled to registration rights under a separate agreement with Holder.

4. Any permitted assignment of this Warrant shall be effected by the Holder by (i) executing an appropriate form of assignment; (ii) surrendering the Warrant for cancellation at the office of the Company, accompanied by the opinion of the counsel referred to above; and (iii) unless in connection with an effective registration statement which covers the sale of this Warrant (it being understood that no registration rights have been granted for the sale of this Warrant, as distinguished from the sale of the Shares underlying this Warrant) and or the Shares underlying the Warrant, delivery to the Company of the statement by the Holder (in a form acceptable to the Company and its counsel) that such Warrant is being acquired by the Holder for investment and not with a view to its distribution or resale; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) new Warrants representing in the aggregate rights to purchase the same number of Shares as are purchasable under the Warrant surrendered. Such Warrants shall be exercisable immediately upon any such assignment of the number of Warrants assigned.

5. The term "Holder" should be deemed to include any transferee Holder of this Warrant.

6. The Company covenants and agrees that all shares of Common Stock which may be issued upon exercise hereof will, upon issuance, be duly and validly issued, fully paid and non-assessable and no personal liability will attach to the Holder thereof.

7. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

8. In the event that while this Warrant is outstanding, the outstanding shares of Common Stock of the Company are at any time increased or decreased or changed into or exchanged for a different number or kind of share or other security of the Company or of another Corporation through reorganization, merger, consolidation, liquidation, recapitalization, stock split, combination of shares or stock dividends payable with respect to such Common Stock, appropriate adjustments in the number and kind of such securities then subject to this Warrant shall be made effective as of the date of such occurrence so that the position of the Holder upon exercise will be the same as it would have been had he owned immediately prior to the occurrence of such events the Common Stock subject to this Warrant. Such adjustment shall be made successively whenever any event listed above shall occur and the Company will notify the Holder of the Warrant of each such adjustment. Any fraction of a share resulting from any adjustment shall be eliminated and the price per share of the remaining shares subject to this Warrant adjusted accordingly.

9. The rights represented by this Warrant may be exercised at any time within the period above specified by (i) surrender of this Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the exercise price for the number of

Shares specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) unless in connection with an effective registration statement which covers the sale of the shares underlying the Warrant, the delivery to the Company of a statement by the Holder (in a form acceptable to the Company and its counsel) that such Shares are being acquired by the Holder for investment and not with a view to their distribution or resale.

         The certificates for the Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) business days after all requisite documentation has been provided, after the rights represented by this Warrant shall have been so exercised, and shall bear a restrictive legend with respect to any applicable securities laws.

10. This Warrant shall be governed by and construed in accordance with the local laws of the State of New Jersey. The New Jersey courts shall have exclusive jurisdiction over this instrument and the enforcement thereof. Service of process shall be effective if by certified mail, return receipt requested. All notices shall be in writing and shall be deemed given upon receipt by the party to whom addressed. This instrument shall be enforceable by decrees of specific performances as well as other remedies.

       IN WITNESS WHEREOF, MicroFrame, Inc. has caused this Warrant to be signed by its duly authorized officers under its corporate seal, and to be dated as of the date set forth above.

                                         MICROFRAME, INC.


                                         By: ___________________________________

                                  PURCHASE FORM

                  (To be signed only upon exercise of Warrant)

         The undersigned, the holder of the foregoing Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, _____ shares of no par value Common Stock and herewith makes payment of $__________ thereof, and requests that the certificates for shares of Common Stock be issued in the name(s) of, and delivered to

_______________________________

whose address(es) is (are) ____________________________________________________.


Dated: ________________, 19___

                                                 _______________________________

                                                 _______________________________
                                                  Address

                                  TRANSFER FORM

                (To be signed only upon transfer of the Warrant)

         For value received, the undersigned hereby sells, assigns, and transfers unto ______________ the right to purchase shares of Common Stock represented by the foregoing Warrant to the extent of __________ shares of Common Stock, and appoints ___________________________ attorney to transfer such rights on the books of __________________________, with full power of substitution in the premises.

Dated: ________________, 19___

                                                    ____________________________
                                                     Holder


                                                    ____________________________
                                                     Address

                                                    In the presence of: